Exhibit 99.3

FOR IMMEDIATE RELEASE	For Further Information Contact:
Katoiya Marshall, Investor Relations
(310) 893-7446 or kmarshall@kbhome.com

KB HOME ANNOUNCES UPSIZING AND PRICING OF SENIOR NOTES DUE 2022

LOS ANGELES (July 24, 2012) — KB Home (NYSE: KBH), one of the nation’s premier homebuilders, today announced that it has upsized and priced an offering of $350 million in aggregate principal amount of senior notes due 2022 (the “2022 Senior Notes”). The size of the offering was increased to $350 million from the previously announced $250 million. The notes will bear interest at 7.5% per annum and be issued at a public offering price of 100% of their face amount. The Company expects to close the 2022 Senior Notes offering on July 31, 2012, subject to the satisfaction of customary closing conditions.

KB Home also intends to upsize and amend certain terms of its previously announced cash tender offers for its outstanding 5 3/4% Senior Notes due 2014 (the “2014 Notes”), and for its outstanding 5 7/8% Senior Notes due 2015 and 6 1/4% Senior Notes due 2015 (the “2015 Notes”), and to use the net proceeds from the offering of the 2022 Senior Notes to purchase notes validly tendered in the applicable tender offers and accepted for purchase. Any remaining net proceeds from the sale of the 2022 Senior Notes will be used for general corporate purposes.

Citigroup, Credit Suisse and Deutsche Bank Securities are acting as joint book-running managers for the 2022 Senior Notes offering. A shelf registration statement covering the issuance of the 2022 Senior Notes has been filed with the Securities and Exchange Commission (“SEC”) and is effective. Copies of the prospectus supplement and accompanying prospectus describing the offering may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting Citigroup at the following address: Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 or by telephone at 1-877-858-5407 or by e-mail at batprospectusdept@citi.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any 2022 Senior Notes nor shall there be any sale of 2022 Senior Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The 2022 Senior Notes offering is being made only by means of the prospectus supplement and accompanying prospectus.

About KB Home

KB Home is one of the largest and most recognized homebuilding companies in the United States. Since its founding in 1957, the Company has built more than half a million quality homes. KB Home’s signature Built to Order™ approach lets each buyer customize their new home from lot location to floor plan and design features. In addition to meeting strict ENERGY STAR® guidelines, all KB homes are highly energy efficient to help lower monthly utility costs for homeowners, which the Company demonstrates with its proprietary KB Home Energy Performance Guide® (EPG®). A leader in utilizing state-of-the-art sustainable building practices, KB Home was named the #1 Green Homebuilder in the most recent study by Calvert Investments and the #1 Homebuilder on FORTUNE magazine’s 2011 World’s Most Admired Companies list. Los Angeles-based KB Home was the first homebuilder listed on the New York Stock Exchange, and trades under the ticker symbol “KBH.” For more information about KB Home’s new home communities, call 888-KB-HOMES or visit www.kbhome.com.

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance. We do not have a specific policy or intent of updating or revising forward-looking statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to: general economic, employment and business conditions; adverse market conditions that could result in additional impairments or land option contract abandonment charges and operating losses, including an oversupply of unsold homes, declining home prices and increased foreclosure and short sale activity, among other things; conditions in the capital and credit markets (including residential consumer mortgage lending standards, the availability of residential consumer mortgage financing and mortgage foreclosure rates); material prices and availability; labor costs and availability; changes in interest rates; inflation; our debt level, including our ratio of debt to total capital, and our ability to adjust our debt level and structure and to access the credit, capital or other financial markets or other external financing sources; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition for home sales from other sellers of new and existing homes, including lenders and other sellers of homes obtained through foreclosures or short sales; weather conditions, significant natural disasters and other environmental factors; government actions, policies, programs and regulations directed at or affecting the housing market (including, but not limited to, the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act, tax credits, tax incentives and/or subsidies for home purchases, tax deductions for residential consumer mortgage interest payments and property taxes, tax exemptions for profits on home sales, and programs intended to modify existing mortgage loans and to prevent mortgage foreclosures), the homebuilding industry, or construction activities; the availability and cost of land in desirable areas; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred; our ability to obtain reimbursement and/or recoveries for the costs incurred in connection with resolving claims and undertaking repairs related to allegedly defective drywall material in homes previously delivered and other warranty-related obligations; legal or regulatory proceedings or claims; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned product, geographic and market positioning (including, but not limited to, our efforts to expand our inventory base/pipeline with desirable land positions or interests at reasonable cost and to expand our community count, open new communities for sales and sell higher-priced homes, and our increasing operational and investment concentration in markets in California and Texas), revenue growth, asset optimization, and overhead and other cost reduction strategies and initiatives; consumer traffic to our new home communities and consumer interest in our product designs; the manner in which our homebuyers are offered and whether they are able to obtain residential consumer mortgage loans and mortgage banking services, including from our preferred mortgage lender, Nationstar; the operational transition of our preferred mortgage lending relationship to Nationstar and the performance of Nationstar with respect to that relationship and in originating residential consumer mortgage loans for our homebuyers; information technology failures and data security breaches; the possibility that the offer and sale of the 2022 Senior Notes to fund the purchase of the 2014 Notes and the 2015 Notes in the applicable tender offers will not timely close, or at all; and other events outside of our control. Please see our periodic reports and other filings with the Securities and Exchange Commission for a further discussion of these and other risks and uncertainties applicable to our business.